MoA Aggressive Allocation Fund Investment Strategy - MoA Aggressive Allocation Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies.
Strategy Narrative [Text Block]	The Fund invests primarily in shares of domestic and foreign equity funds of the MoA Funds and also in fixed income MoA Funds. The MoA Funds selected may be actively managed or passively managed or a mix of both. ●The Fund’s target allocation currently is approximately 80% of net assets in equity MoA Funds and approximately 20% of net assets in fixed income MoA Funds. These target allocations are not expected to vary by more than plus or minus ten percentage points.